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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: OCTOBER 4, 2000



                             MEDIS TECHNOLOGIES LTD.
             (Exact name of Registrant as specified in its charter)


      DELAWARE                     0-30391                  13-3669062
 (State of incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)

                                805 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 4, 2000, Registrant dismissed Grant Thornton LLP (the "Former Auditor") as Registrant's independent auditor.

         The Former Auditor's report on the Registrant's financial statements for the two years ended December 31, 1999 (the "Prior Fiscal Period") contained no adverse opinion and no disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

         Registrant's dismissal of the Former Auditor was approved by Registrant's Board of Directors.

         There were no disagreements between Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the Prior Fiscal Period or (ii) the period January 1, 2000 through October 4, 2000 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreement in connection with its report for the Prior Fiscal Period.

         The Former Auditor has expressed no Disagreement or difference of opinion regarding any of the kinds of events defined as "reportable events" in
Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").

         The Registrant has engaged the firm of Arthur Andersen LLP, Independent Public Accountants (the "New Auditor"), as its independent auditor for Registrant's fiscal year ending December 31, 2000. Registrant did not consult the New Auditor with respect to either the Prior Fiscal Period or the Interim Period as regards (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (ii) any matter that was either the subject of a Disagreement or a Reportable Event.

         The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

         The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K. The Registrant has requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

   EXHIBIT NUMBER                   DESCRIPTION OF EXHIBIT

   16 Letter from Grant Thornton LLP to the Securities & Exchange Commission, dated October 5, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2000


                             MEDIS TECHNOLOGIES LTD.



                             By: /s/ ROBERT K. LIFTON
                                -------------------------------
                                 Name:  Robert K. Lifton
                                 Title: Chairman and Chief Executive Officer